UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2007

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 6, 2007, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the quarter ended September 30, 2007 and that it is holding a conference call regarding its financial results and business developments at 11:00 a.m., Eastern time, on November 6, 2007. A copy of the Company’s press release containing this announcement is filed herewith as Exhibit 99.1 and incorporated herein by this reference.
     The attached press release contains references to non-GAAP income from continuing operations and non-GAAP income from continuing operations per share information, which are non-GAAP financial measures that refer to the Company’s income from continuing operations or per share information excluding restructuring costs related to the recent retirements of the Company’s founders and the relocation of the Company’s principal executive offices from Denver to Wake Forest.
     By eliminating the restructuring expenses in 2007 that are non-recurring and not indicative of the results of the Company’s operations, the Company believes non-GAAP income from continuing operations and non-GAAP income from continuing operations per share are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company’s operating performance and to make operating decisions. Non-GAAP income from continuing operations and non-GAAP income from continuing operations per share are also used by management to assist it in planning and forecasting future operations and making future operating decisions.
     The Company also believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per share provide meaningful information to investors in terms of enhancing their understanding of the Company’s core operating performance and results and allowing investors to more easily compare the Company’s financial performance on an operating basis in different fiscal periods. However, non-GAAP income from continuing operations and non-GAAP income from continuing operations per share as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Non-GAAP income from continuing operations and non-GAAP income from continuing operations per share should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP income, GAAP income per share, GAAP income from continuing operations and GAAP income from continuing operations per share.
     The press release filed herewith as Exhibit 99.1 also contains forward-looking statements relating to the Company’s future performance. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the Securities and Exchange Commission. Additional information will be included under those captions in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, which will be filed with the SEC on or shortly after November 6, 2007.
     The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
     On November 7, 2007, the Company will be presenting at the Pacific Growth Equities 2007 Clean Technology & Industrial Growth Conference being held at the W San Francisco Hotel in San Francisco, California. This presentation, to be given by Sidney Hinton, the President and Chief Executive Officer of the Company, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including operations, corporate developments, business initiatives and future prospects. A copy of the investment presentation to be given at the Pacific Growth Equities 2007 Clean Technology & Industrial Growth Conference will available, commencing on November 7, 2007, on the Company’s website at www.powersecure.com under “Investor Info”, and is filed herewith as Exhibit 99.2 and incorporated herein by this reference. Mr. Hinton and other officers and representatives of the Company may also be giving this investment presentation from time to time, after this conference, to other investors, investment analysts and other members of the financial and investment community.
     The presentation filed herewith as Exhibit 99.1 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the Securities and Exchange Commission.
     The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of PowerSecure International, Inc., issued November 6, 2007, announcing its third quarter 2007 financial results

99.2	Investment Presentation, to be given on and after November 7, 2007, of PowerSecure International, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Sidney Hinton
Sidney Hinton
President and Chief Executive Officer

Dated: November 6, 2007

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